UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06196 and 811-21298

Name of Fund: BIF Treasury Fund and Master Treasury LLC

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BIF Treasury Fund and Master Treasury LLC, 55 East 52nd Street, New York, NY 10055

Registrants’ telephone number, including area code: (800) 626-1960

Date of fiscal year end: 03/31/2012

Date of reporting period: 03/31/2012

Item 1 – Report to Stockholders

March 31, 2012

Annual Report

BIF Government Securities Fund

BIF Treasury Fund

Not FDIC Insured • No Bank Guarantee • May Lose Value

2	ANNUAL REPORT	MARCH 31, 2012

Dear Shareholder

Twelve months ago, risk assets were charging forward, only to be met with a sharp reversal in May 2011 when escalating political strife in Greece rekindled fears about sovereign debt problems spreading across Europe. Concurrently, global economic indicators signaled that the recovery had slowed. Confidence was further shaken by the prolonged debt ceiling debate in Washington, DC. On August 5, 2011, Standard & Poor’s made history by downgrading the US government’s credit rating, and turmoil erupted in financial markets around the world. Extraordinary levels of volatility persisted in the months that followed as the European debt crisis intensified. Macro news flow became a greater influence on trading decisions than the fundamentals of the securities traded, resulting in high correlations between asset prices. By the end of the third quarter, equity markets had fallen nearly 20% from their April peak while safe-haven assets such as US Treasuries and gold had rallied to historic highs.

October brought enough positive economic data to assuage fears of a global double-dip recession. Additionally, European leaders began to show progress toward stemming the region’s debt crisis. Investors began to reenter the markets, putting risk assets on the road to recovery. Improving investor sentiment carried over into the first several months of 2012. Debt problems in Europe stabilized as policymakers secured a bailout plan for Greece and completed the nation’s debt restructuring without significant market disruptions. While concerns about slowing growth in China and a European recession weighed on the outlook for the global economy, an acceleration of the US recovery lifted sentiment. Several consecutive months of stronger jobs data signaled solid improvement in the US labor market, a pivotal factor for economic growth. Meanwhile, the European Central Bank revived financial markets with additional liquidity through its long-term refinancing operations. The improving market conditions and generally better-than-expected economic news lured investors still holding cash on the sidelines back to risk assets. Stocks, commodities and high yield bonds rallied through the first two months of the year while rising Treasury yields pressured higher-quality fixed income assets. The rally softened in late March, however, as concerns about slowing growth in China were refueled by negative signals from the world’s second-largest economy. Additionally, concerns over the European debt crisis resurfaced given uncertainty around policies for sovereign debt financing in peripheral countries and rising yields in Portugal and Spain.

Thanks in large part to an exceptionally strong first quarter of 2012, risk assets, including equities and high yield bonds, posted solid returns for the 6-month period ended March 31, 2012. On a 12-month basis, US large-cap stocks and high yield bonds delivered positive results, while small-cap stocks finished in slightly negative territory. International and emerging markets, which experienced significant downturns in 2011, lagged the broader rebound. Fixed income securities experienced mixed results, given recent volatility in yields. US Treasury bonds performed particularly well for the 12-month period; however, an early-2012 sell-off resulted in a negative return for the 6-month period. Municipal bonds staged a solid advance over the past year. Continued low short-term interest rates kept yields on money market securities near their all-time lows.

While markets have improved in recent months, considerable headwinds remain. Europe faces a prolonged recession and the financial situations in Italy, Portugal and Spain remain worrisome. Higher oil and gasoline prices along with slowing growth in China and other emerging-market countries weigh heavily on the future of the global economy. But, we believe that with these challenges come opportunities. We remain committed to working with you and your financial professional to identify actionable ideas for your portfolio. We encourage you to visit www.blackrock.com/newworld for more information.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

“While markets have improved in recent months, considerable headwinds remain.”

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of March 31, 2012

	6-month	12-month
US large cap equities	25.89%	8.54%
(S&P 500® Index)

US small cap equities	29.83	(0.18)
(Russell 2000® Index)

International equities	14.56	(5.77)
(MSCI Europe, Australasia,
Far East Index)

Emerging market	19.12	(8.81)
equities (MSCI Emerging
Markets Index)

3-month Treasury	0.01	0.06
bill (BofA Merrill Lynch
3-Month Treasury
Bill Index)

US Treasury securities	(1.05)	14.92
(BofA Merrill Lynch 10-
Year US Treasury Index)

US investment grade	1.43	7.71
bonds (Barclays US
Aggregate Bond Index)

Tax-exempt municipal	4.16	12.56
bonds (S&P Municipal
Bond Index)

US high yield bonds	12.17	6.43
(Barclays US Corporate
High Yield 2% Issuer
Capped Index)

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Money Market Overview

For the 12-Month Period Ended March 31, 2012

Throughout the 12-month period ended March 31, 2012, the Federal Open Market Committee (“FOMC”) continued to maintain its target range for the federal funds rate at 0.00% to 0.25%. In June 2011, the FOMC completed its program under which it purchased $600 billion of longer-term US Treasury securities for the purpose of keeping interest rates low. Following its August 9, 2011 meeting, the FOMC announced its intention to keep rates low through mid-2013. At its September 21, 2011 meeting, the FOMC noted that recent data indicated that economic growth had remained slow and inflation had moderated since earlier in the year. Considering these conditions, the FOMC announced its intention to extend the average duration of the US Treasury security portfolio by purchasing an additional $400 billion of long-term Treasury bonds and selling an equal amount of short-term Treasury securities before the end of June 2012. Known as “Operation Twist,” this policy action is designed to put downward pressure on long-term interest rates and make overall conditions more accommodative for economic growth. In January 2012, the FOMC indicated that it expects to keep interest rates low through late 2014.

In Europe, the sovereign debt crisis escalated in mid-2011 as fiscal problems spread from the peripheral countries of Greece, Portugal and Ireland to the larger nations of Italy and Spain, and ultimately affected the core European economies of France and Germany. To help support bank liquidity, the US Federal Reserve Bank lengthened the term of its US dollar liquidity swap facilities with the European Central Bank (“ECB”), the Bank of Canada, the Bank of England and the Swiss National Bank to August 1, 2012. Later in the period, the aforementioned central banks along with the Bank of Japan agreed to reduce the interest rate on loans made through US dollar liquidity swap lines by fifty basis points, thus making it less expensive for banks around the world to borrow US dollars.

Towards the end of the period, the ECB expanded its long-term refinancing operations (“LTROs”) by providing euro-zone banks access to loans with maturities of three years against a broader set of eligible collateral. As a result of these three-year allotments, euro-zone banks were able to obtain over one trillion euros of three-year funding. In response to these expanded liquidity facilities, market sentiment improved notably in the first quarter.

London Interbank Offered Rates (“LIBOR”) moved higher by as much as 0.25% from the end of March 2011, mostly in longer-dated LIBOR settings, due in large part to ongoing concerns about European sovereign debt risk. The slope of the LIBOR curve, as measured from one month to one year, steepened to 0.80% at the end of March 2012, from 0.50% one year earlier.

In the short-term tax-exempt market, yields continued to trade at or near historic lows in the 12-month period ended March 31, 2012. Variable rate demand note (“VRDN”) securities make up the largest portion of municipal money market fund holdings. For the 12-month period, new VRDN security issuance was down 25%, while total outstanding VRDN security supply was down 35% at period end from its peak in mid-2008. While the FOMC continued its policy of maintaining low short-term interest rates, reduced supply of VRDN securities coupled with continued strong demand from non-traditional buyers contributed to lower yields. The benchmark Securities Industry and Financial Markets Association (“SIFMA”) Index, which represents the average rate on seven-day, high-quality, tax-exempt VRDN securities (as calculated by Municipal Market Data), averaged 0.15% over the one-year period, as compared to 0.28% for the prior 12 months.

While state and local municipalities have continued to address their budget shortfalls in an effort to improve their fiscal health, austerity measures have contributed to overall note issuance declining nearly 10% over the year. Rates on longer-dated one-year municipal notes declined 18 basis points over the one-year period to 0.20% as of March 31, 2012. This trend may likely continue in 2012 as municipalities look to limit spending further in the face of diminishing stimulus from the federal government.

     Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

4	ANNUAL REPORT	MARCH 31, 2012

Fund Information as of March 31, 2012

BIF Government Securities Fund

BIF Government Securities Fund's (the “Fund”) investment objective is to seek preservation of capital, current income and liquidity.

	7-Day SEC Yield	7-Day Yield
BIF Government Securities Fund	0.00%	0.00%

BIF Treasury Fund

BIF Treasury Fund's (the “Fund”) investment objective is to seek preservation of capital, liquidity and current income.

	7-Day SEC Yield	7-Day Yield
BIF Treasury Fund	0.00%	0.00%

The 7-Day SEC Yields may differ from the 7-Day Yields shown above due to the fact that the 7-Day SEC Yields exclude distributed capital gains.

Past performance is not indicative of future results.

Disclosure of Expenses

Shareholders of each Fund may incur the following charges: (a) expenses related to transactions, including sales charges and exchange fees; and (b) operating expenses, including administration fees, distribution fees, including 12b-1 fees and other Fund expenses. The expense examples below (which are based on a hypothetical investment of $1,000 invested on October 1, 2011 and held through March 31, 2012) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund under the heading entitled “Expenses Paid During the Period.”

The table also provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the table are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges or exchange fees, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Expense Example

	Actual			Hypothetical[2]
	Beginning Account Value October 1, 2011	Ending Account Value March 31, 2012	Expenses Paid During the Period[1]	Beginning Account Value October 1, 2011	Ending Account Value March 31, 2012	Expenses Paid During the Period[1]	Annualized Expense Ratio
BIF Government
Securities Fund	$1,000.00	$1,000.00	$0.35	$1,000.00	$1,024.65	$0.35	0.07%
BIF Treasury Fund	$1,000.00	$1,000.00	$0.15	$1,000.00	$1,024.85	$0.15	0.03%
[1]	For each Fund, expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown). Because the Funds are feeder funds, the expense table example reflects the expenses of both the Fund and the master fund in which it invests.
[2]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 366.
ANNUAL REPORT	MARCH 31, 2012	5

Statements of Assets and Liabilities

March 31, 2012	BIF Government Securities Fund	BIF Treasury Fund
Assets
Investments at value — Master Government Securities LLC and Master Treasury LLC (individually “Government LLC” and “Treasury LLC”, or collectively, the “Master LLCs”), respectively[1]	$332,739,361	$1,886,143,192
Capital shares sold receivable	219,649	—
Prepaid expenses	35,835	16,079
Total assets	332,994,845	1,886,159,271

Liabilities
Administration fees payable	434	44,199
Contributions payable to Master LLCs	219,649	—
Officer's fees payable	36	273
Other accrued expenses payable	31,614	58,065
Total liabilities	251,733	102,537
Net Assets	$332,743,112	$1,886,056,734

Net Assets Consist of
Paid-in capital[2]	$332,744,927	$1,886,051,128
Undistributed net investment income	95	165
Accumulated net realized gain (loss) allocated from the Master LLCs	(1,910)	5,441
Net Assets, $1.00 net asset value per share	$332,743,112	$1,886,056,734
[1] Investments at cost	$332,739,361	$1,886,143,192
[2] Shares outstanding, unlimited number of shares authorized, $0.01 par value	332,744,929	1,886,051,130

See Notes to Financial Statements.

6	ANNUAL REPORT	MARCH 31, 2012

Statements of Operations

Year Ended March 31, 2012	BIF Government Securities Fund	BIF Treasury Fund
Investment Income
Net investment income allocated from the Master LLCs:
Interest	$183,054	$848,532
Total expenses	(700,185)	(3,086,752)
Fees waived	612,744	2,799,375
Total income	95,613	561,155

Expenses
Administration	641,954	4,618,912
Distribution	317,552	2,300,785
Transfer agent	29,830	109,556
Registration	70,709	27,049
Printing	16,011	52,639
Professional	29,611	29,212
Officer	127	1,101
Miscellaneous	9,510	12,623
Total expenses	1,115,304	7,151,877
Less fees waived by administrator	(637,624)	(4,289,846)
Less distribution fees waived	(317,552)	(2,300,785)
Less transfer agent fees reimbursed	(29,830)	—
Less expenses reimbursed by administrator	(34,867)	(926)
Total expenses after fees waived and reimbursed	95,431	560,320
Net investment income	182	835

Realized Gain Allocated from the Master LLCs
Net realized gain from investments	3,170	65,410
Net Increase in Net Assets Resulting from Operations	$3,352	$66,245

See Notes to Financial Statements.

ANNUAL REPORT	MARCH 31, 2012	7

Statements of Changes in Net Assets

	BIF Government Securities Fund		BIF Treasury Fund
	Year Ended March 31,		Year Ended March 31,
Increase (Decrease) in Net Assets:	2012	2011	2012	2011
Operations
Net investment income	$182	$48	$835	$212
Net realized gain	3,170	17,416	65,410	93,570
Net increase in net assets resulting from operations	3,352	17,464	66,245	93,782

Dividends and Distributions to Shareholders From
Net investment income	(87)	(48)	(670)	(212)
Net realized gain	(6,596)	(25,915)	(95,753)	(119,789)
Decrease in net assets resulting from dividends and distributions to shareholders	(6,683)	(25,963)	(96,423)	(120,001)

Capital Share Transactions
Net proceeds from sale of shares	1,723,453,145	1,719,029,241	5,748,006,947	4,391,156,625
Reinvestment of dividends and distributions	6,650	25,816	96,046	119,526
Cost of shares redeemed	(1,599,229,944)	(1,831,172,546)	(5,487,734,837)	(4,442,865,253)
Net increase (decrease) in net assets derived from capital share transactions	124,229,851	(112,117,489)	260,368,156	(51,589,102)

Net Assets
Total increase (decrease) in net assets	124,226,520	(112,125,988)	260,337,978	(51,615,321)
Beginning of year	208,516,592	320,642,580	1,625,718,756	1,677,334,077
End of year	$332,743,112	$208,516,592	$1,886,056,734	$1,625,718,756
Undistributed net investment income	$95	—	$165	—

See Notes to Financial Statements.

8	ANNUAL REPORT	MARCH 31, 2012

Financial Highlights	BIF Government Securities Fund

	Year Ended March 31,
	2012	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	0.0000	0.0000	0.0000	0.0070	0.0369
Net realized gain (loss)	—	0.0001	0.0000	0.0001	(0.0005)
Net increase from investment operations	0.0000	0.0001	0.0000	0.0071	0.0364
Dividends and distributions from:
Net investment income	(0.0000)	(0.0000)	(0.0002)	(0.0070)	(0.0369)
Net realized gain	—	(0.0001)	(0.0000)	—	—
Total dividends and distributions	(0.0000)	(0.0001)	(0.0002)	(0.0070)	(0.0369)
Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00

Total Investment Return[1]
Total investment return	0.00%	0.01%	0.03%	0.70%	3.74%

Ratios to Average Net Assets[2]
Total expenses	0.47%[3]	0.49%[3]	0.50%	0.63%	0.66%
Total expenses after fees waived	0.07%	0.18%	0.22%	0.55%	0.66%
Net investment income	0.00%	0.00%	0.00%	0.67%	3.53%

Supplemental Data
Net assets, end of year (000)	$332,743	$208,517	$320,643	$668,476	$797,803

[1]	Where applicable, total investment returns include the reinvestment of dividends and distributions.
[2]	Includes the Fund’s share of the Master LLC’s allocated expenses and/or net investment income.
[3]	Includes the Fund’s share of the Master LLC’s allocated fees waived of 0.24% and 0.22%, for the years ended March 31, 2012 and March 31, 2011, respectively.

See Notes to Financial Statements.

ANNUAL REPORT	MARCH 31, 2012	9

Financial Highlights	BIF Treasury Fund

	Year Ended March 31,
	2012	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	0.0000	0.0000	0.0002	0.0064	0.0343
Net realized gain (loss)	—	0.0001	0.0001	0.0001	(0.0002)
Net increase from investment operations	0.0000	0.0001	0.0003	0.0065	0.0341
Dividends and distributions from:
Net investment income	(0.0000)	(0.0000)	(0.0004)	(0.0064)	(0.0343)
Net realized gain	—	(0.0001)	(0.0000)	—	—
Total dividends and distributions	(0.0000)	(0.0001)	(0.0004)	(0.0064)	(0.0343)
Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00

Total Investment Return[1]
Total investment return	0.00%	0.01%	0.04%	0.64%	3.48%

Ratios to Average Net Assets[2]
Total expenses	0.40%[3]	0.49%[3]	0.53%	0.57%	0.60%
Total expenses after fees waived	0.05%	0.16%	0.20%	0.50%	0.60%
Net investment income	0.00%	0.00%	0.02%	0.46%	2.92%

Supplemental Data
Net assets, end of year (000)	$1,886,057	$1,625,719	$1,677,334	$4,235,341	$2,434,583

[1]	Where applicable, total investment returns include the reinvestment of dividends and distributions.
[2]	Includes the Fund’s share of the Master LLC’s allocated expenses and/or net investment income.
[3]	Includes the Fund’s share of the Master LLC’s allocated fees waived of 0.15% and 0.08%, for the years ended March 31, 2012 and March 31, 2011, respectively.

See Notes to Financial Statements.

10	ANNUAL REPORT	MARCH 31, 2012

Notes to Financial Statements	BIF Government Securities Fund and BIF Treasury Fund

1. Organization and Significant Accounting Policies:

BIF Government Securities Fund and BIF Treasury Fund (collectively the “Funds” or individually a “Fund”) are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as no load, diversified, open end management investment companies. Each Fund is organized as a Massachusetts business trust. BIF Government Securities Fund and BIF Treasury Fund seek to achieve their investment objectives by investing all of their assets in Master Government Securities LLC and Master Treasury LLC, respectively, (collectively the “Master LLCs” or individually a “Master LLC”), which have the same investment objectives and strategies as the Funds. Each Master LLC is organized as a Delaware limited liability company. The value of each Fund’s investment in the respective Master LLC reflects each Fund’s proportionate interest in the net assets of the respective Master LLC. The percentage of the Master LLCs owned by the applicable Fund at March 31, 2012 was 44.8% for BIF Government Securities Fund and 59.9% for BIF Treasury Fund. The performance of each Fund is directly affected by the performance of the Master LLCs. The financial statements of the Master LLCs, including the Schedules of Investments, are included elsewhere in this report and should be read in conjunction with the Funds’ financial statements. The Board of Trustees of the Funds and Board of Directors of the Master LLCs are referred to throughout this report as the “Board of Directors” or the “Board”. The Funds’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Funds:

Valuation: US GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds record their investment in the respective Master LLC at fair value based on each Fund’s proportionate interest in the net assets of the respective Master LLC. Valuation of securities held by the Master LLCs is discussed in Note 1 of the Master LLCs’ Notes to Financial Statements, which are included elsewhere in this report. Each Fund seeks to maintain its net asset value per share at $1.00, although there is no assurance that it will be able to do so on a continuing basis.

Investment Transactions and Investment Income: For financial reporting purposes, contributions to and withdrawals from the Master Portfolios are accounted for on a trade date basis. Each Fund records daily its proportionate share of the Master Portfolio’s income, expenses and realized and unrealized gains and losses. In addition, the Funds accrues their own income and expenses.

Dividends and Distributions: Dividends from net investment income are declared and reinvested daily. Distributions of capital gains, if any, are recorded on the ex-dividend date. The amount and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Income Taxes: It is each Fund's policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

Each Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s US federal tax returns remains open for each of the four years ended March 31, 2012. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Other: Expenses directly related to a Fund are charged to that Fund. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods.

The Funds have an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statements of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

2. Administration Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. ("PNC") and Barclays Bank PLC ("Barclays") are the largest stockholders of BlackRock, Inc. ("BlackRock"). Due to the ownership structure, PNC is an affiliate for 1940 Act purposes, but Barclays is not.

Each Fund entered into an Administration Agreement with BlackRock Advisors, LLC (the “Administrator”), an indirect, wholly owned subsidiary of BlackRock, to provide administrative services (other than investment advice and related portfolio activities). For such services, each Fund pays the Administrator a monthly fee at an annual rate of 0.25% of the average daily value of each Fund’s respective net assets. The Funds do not pay an investment advisory fee or investment management fee.

ANNUAL REPORT	MARCH 31, 2012	11

Notes to Financial Statements (concluded)	BIF Government Securities Fund and BIF Treasury Fund

Each Fund entered into a Distribution Agreement and Distribution and Shareholder Servicing Plan with BlackRock Investments, LLC (”BRIL“), an affiliate of the Administrator. Pursuant to the Distribution and Shareholder Servicing Plan and in accordance with Rule 12b-1 under the 1940 Act, each Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at the annual rate of 0.125% of each Fund’s respective average daily net assets.

The Administrator and BRIL voluntarily agreed to waive their respective administration and distributions fees and/or reimburse operating expenses to enable the Funds to maintain a minimum daily net investment income dividend. These amounts are reported in the Statements of Operations as fees waived by administrator and distribution fees waived. The Administrator and BRIL may discontinue the waiver or reimbursement at any time.

Certain officers and/or directors of the Funds are officers and/or directors of BlackRock or its affiliates. The Funds reimburse the Administrator for compensation paid to the Funds’ Chief Compliance Officer.

3. Income Tax Information:

The tax character of distributions paid during the fiscal years ended March 31, 2012 and March 31, 2011 was as follows:

		BIF Government Securities Fund	BIF Treasury Fund
Ordinary income	3/31/12	$6,683	$96,423
	3/31/11	$25,963	$120,001

As of March 31, 2012, tax components of accumulated net earnings (losses) were as follows:

	BIF Government Securities Fund	BIF Treasury Fund
Undistributed ordinary income	$115	$5,606
Qualified late-year losses[1]	(1,930)	—
Total	$(1,815)	$5,606

[1]	The Fund has elected to defer certain late-year losses and recognize such losses in the year ended March 31, 2013.

4. Capital Share Transactions:

The number of shares sold, reinvested and redeemed corresponds to the net proceeds from the sale of shares, reinvestment of dividends and distributions and cost of shares redeemed, respectively, since shares are sold and redeemed at $1.00 per share.

5. Subsequent Events:

Management has evaluated the impact of all subsequent events on each Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

12	ANNUAL REPORT	MARCH 31, 2012

Report of Independent Registered Public Accounting Firm	BIF Government Securities Fund
and BIF Treasury Fund

To the Shareholders and Boards of Trustees of BIF Government Securities Fund and BIF Treasury Fund:

We have audited the accompanying statements of assets and liabilities of BIF Government Securities Fund and BIF Treasury Fund (the “Funds”) as of March 31, 2012, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of BIF Government Securities Fund and BIF Treasury Fund as of March 31, 2012, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Boston, Massachusetts
May 24, 2012

Important Tax Information (Unaudited)

The following information is provided with respect to the ordinary income distributions paid by the Funds during the fiscal year ended March 31, 2012:

	BIF Government Securities Fund	BIF Treasury Fund
Federal Obligation Interest[1]	1.63%	0.69%
Interest-Related Dividends and Qualified Short-Term Capital Gains for Non-U.S. Residents[2]	100.00%	100.00%

[1]	The law varies in each state as to whether and what percentage of dividend income attributable to federal obligations is exempt from state income tax. We recommend that you consult your tax advisor to determine if any portion of the dividends you received is exempt from state income taxes.
[2]	Represents the portion of the taxable ordinary income dividends eligible for exemption from US withholding tax for nonresident aliens and foreign corporations.
ANNUAL REPORT	MARCH 31, 2012	13

Portfolio Summary as of March 31, 2012	Master Government Securities LLC
and Master Treasury LLC

Portfolio Composition

Master Government Securities LLC	Percent of Net Assets
US Treasury Obligations	64%
Repurchase Agreements	34
Other Assets Less Liabilities	2
Total	100%

Master Treasury LLC	Percent of Net Assets
US Treasury Obligations	100%
Total	100%

14	ANNUAL REPORT	MARCH 31, 2012

Schedule of Investments March 31, 2012	Master Government Securities LLC
(Percentages shown are based on Net Assets)

U.S. Treasury Obligations	Par (000)	Value
US Treasury Bills (a):
0.07%, 4/05/12	$ 15,000	$ 14,999,865
0.09%, 4/19/12	125,000	124,994,062
0.05%, 4/26/12	15,000	14,999,513
0.06%, 5/03/12	21,000	20,998,845
0.06% - 0.08%, 5/10/12	46,265	46,261,559
0.10%, 5/17/12	15,000	14,998,140
0.10%, 6/21/12	10,000	9,997,836
0.06%, 7/05/12	5,660	5,659,170
0.06% - 0.07%, 7/12/12	34,786	34,779,847
0.07%, 7/26/12	10,000	9,997,725
0.10%, 8/09/12	5,000	4,998,226
0.12%, 8/16/12	50,000	49,976,808
0.10% - 0.13%, 8/23/12	50,000	49,978,854
0.13%, 9/06/12	8,000	7,995,583
0.15%, 9/27/12	15,000	14,988,750
0.17%, 3/07/13	7,019	7,008,097
US Treasury Notes:
0.63%, 6/30/12	29,000	29,041,615
0.38%, 8/31/12	5,000	5,006,028
1.38%, 9/15/12	10,000	10,055,631
Total US Treasury Obligations — 64.2%		476,736,154

Repurchase Agreements
Citigroup Global Markets, Inc., 0.06%, 4/02/12
(Purchased on 3/30/12 to be repurchased at
$25,000,125, collateralized by US Treasury Note,
0.38% due 3/15/15, par and fair values of
$25,586,200 and $25,500,048, respectively)	25,000	25,000,000
Credit Suisse Securities LLC, 0.08%, 4/02/12
(Purchased on 3/30/12 to be repurchased at
$25,000,167, collateralized by US Treasury Note,
2.00% due 1/15/16, par and fair values of
$25,411,583 and $25,004,107, respectively)	25,000	25,000,000
Deutsche Bank Securities, Inc., 0.05%, 4/02/12
(Purchased on 3/30/12 to be repurchased at
$25,000,104, collateralized by US Treasury Note,
4.75% due 5/15/14, par and fair values of
$22,966,300 and $25,500,109 respectively)	25,000	25,000,000
HSBC Securities, Inc., 0.06%, 4/02/12 (Purchased
on 3/30/12 to be repurchased at $25,000,125,
collateralized by US Treasury Inflation Index Bonds,
0.13% - 2.50% due 4/15/12 – 7/15/21, par and
fair values of $25,410,352 and $25,000,869,
respectively)	25,000	25,000,000
JPMorgan Securities, Inc., 0.06%, 4/02/12
(Purchased on 3/30/12 to be repurchased at
$25,000,125, collateralized by US Treasury Bills,
0.00% due 8/02/12-2/07/13, par and fair values
of $25,503,572 and $25,003,502, respectively)	25,000	25,000,000
Merrill Lynch, Pierce, Fenner & Smith, Inc., 0.03%,
4/02/12 (Purchased on 3/30/12 to be repurchased
at $29,417,074, collateralized by US Treasury Bill,
0.00% due 9/27/12, par and fair values of
$30,026,600 and $30,005,341, respectively)	29,417	29,417,000
Mizuho Securities USA LLC, 0.06%, 4/02/12
(Purchased on 3/30/12 to be repurchased at
$25,000,125, collateralized by US Treasury
Securities STRIPS†, 0.00% due 5/15/32 – 11/15/41,
par and fair values of $57,862,427 and $25,500,000,
respectively)	25,000	25,000,000

Repurchase Agreements (concluded)	Par (000)	Value
Morgan Stanley & Co. Inc., 0.08%, 4/02/12 (Purchased
on 3/30/12 to be repurchased at $25,000,167,
collateralized by US Treasury Bond, 7.25% due
8/15/22, par and fair values of $17,182,500 and
$25,500,097, respectively)	$ 25,000	$ 25,000,000
RBS Securities, Inc., 0.07%, 4/02/12 (Purchased
on 3/30/12 to be repurchased at $25,000,146,
collateralized by US Treasury Note, 2.00% due
2/15/22, par and fair values of $25,442,182
and $25,004,478, respectively)	25,000	25,000,000
UBS Securities LLC, 0.05%, 4/02/12 (Purchased
on 3/30/12 to be repurchased at $25,000,104,
collateralized by US Treasury Note, 0.25% due
1/15/15, par and fair values of $25,647,100
and $25,500,017, respectively)	25,000	25,000,000
Total Repurchase Agreements — 34.2%		254,417,000

Total Investments (Cost — $731,153,154*) — 98.4%		731,153,154
Other Assets Less Liabilities — 1.6%		11,993,626
Net Assets – 100.0%		$ 743,146,780

*	Cost for federal income tax purposes.
†	Separately Traded Registered Interest and Principal of Securities (STRIPS).
(a)	Rates shown are discount rates or a range of discount rates paid at the time of purchase.

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities
•	Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)
•	Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Master LLC's own assumptions used in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the Master LLC's risks associated with investing in those securities. For information about the Master LLC's policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of March 31, 2012 in determining the fair valuation of the Master LLC's investments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments:
U.S. Treasury
Obligations	—	$476,736,154	—	$476,736,154
Repurchase
Agreements	—	254,417,000	—	254,417,000
Total	—	$731,153,154	—	$731,153,154

See Notes to Financial Statements.

ANNUAL REPORT	MARCH 31, 2012	15

Schedule of Investments March 31, 2012	Master Treasury LLC
(Percentages shown are based on Net Assets)

U.S. Treasury Obligations	Par (000)	Value
US Treasury Bills (a):
0.07%, 4/05/12	$ 434,225	$ 434,221,080
0.02% - 0.07%, 4/12/12	301,811	301,805,647
0.03% - 0.09%, 4/19/12	553,708	553,683,366
0.05% - 0.07%, 4/26/12	332,000	331,985,253
0.03% - 0.07%, 5/03/12	302,650	302,635,955
0.04% - 0.08%, 5/10/12	155,000	154,989,373
0.09%, 5/24/12	40,000	39,994,900
0.12%, 5/31/12	50,000	49,990,257
0.06% - 0.08%, 6/07/12	54,964	54,955,895
0.10%, 6/14/12	51,150	51,139,344
0.06% - 0.10%, 6/21/12	82,398	82,381,257
0.09%, 6/28/12	50,000	49,989,493
0.06% - 0.09%, 7/05/12	16,403	16,399,421
0.06% - 0.07%, 7/12/12	82,339	82,325,962
0.06%, 7/19/12	10,492	10,490,076
0.07%, 7/26/12	20,000	19,995,450
0.08%, 8/02/12	98,000	97,972,679
0.10%, 8/09/12	50,000	49,982,260
0.10% - 0.13%, 8/23/12	55,000	54,973,819
0.13%, 9/06/12	60,000	59,966,875
0.15%, 9/20/12	50,000	49,963,958
0.15%, 9/27/12	50,000	49,962,500
0.17%, 3/07/13	25,115	25,074,558
US Treasury Notes:
0.63% - 4.88%, 6/30/12	153,000	153,408,458
0.38%, 8/31/12	20,000	20,024,111
1.38%, 9/15/12	15,000	15,083,447
0.63%, 12/31/12	22,000	22,079,212
Total Investments (Cost — $3,135,474,606*) — 99.6%		3,135,474,606
Other Assets Less Liabilities — 0.4%		11,101,729
Net Assets — 100.0%		$ 3,146,576,335

*	Cost for federal income tax purposes.
(a)	Rates shown are discount rates or a range of discount rates paid at the time of purchase.
•	Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:
•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities
•	Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)
•	Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Master LLC's own assumptions used in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the Master LLC's risks associated with investing in those securities. For information about the Master LLC's policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of March 31, 2012 in determining the fair valuation of the Master LLC's investments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments:
US Treasury
Obligations	—	$3,135,474,606	—	$3,135,474,606

See Notes to Financial Statements.

16	ANNUAL REPORT	MARCH 31, 2012

Statements of Assets and Liabilities

March 31, 2012	Master Government Securities LLC	Master Treasury LLC
Assets
Investments at value — unaffiliated[1]	$476,736,154	$3,135,474,606
Repurchase agreements at value— unaffiliated[2]	254,417,000	—
Cash	151	357
Investments sold receivable	10,000,000	10,000,000
Contributions receivable from investors	1,771,653	496,312
Interest receivable	278,323	704,973
Prepaid expenses	9,854	23,666
Total assets	743,213,135	3,146,699,914

Liabilities
Directors fees payable	839	111
Other affiliates payable	3,012	17,250
Investment advisory fees payable	618	—
Other accrued expenses payable	61,886	106,218
Total liabilities	66,355	123,579
Net Assets	$743,146,780	$3,146,576,335

Net Assets Consist of
Investors capital	$743,146,780	$3,146,576,335
[1] Investments at cost — unaffiliated	$476,736,154	$3,135,474,606
[2] Repurchase agreements at cost — unaffiliated	$254,417,000	—

See Notes to Financial Statements.

ANNUAL REPORT	MARCH 31, 2012	17

Statements of Operations

Year Ended March 31, 2012	Master Government Securities LLC	Master Treasury LLC
Investment Income
Interest	$418,933	$1,433,680

Expenses
Investment advisory	1,397,612	4,767,070
Accounting services	51,681	197,178
Custodian	50,349	81,634
Directors	16,910	76,789
Professional	56,538	35,484
Printing	9,439	11,125
Miscellaneous	13,519	35,498
Total expenses	1,596,048	5,204,778
Less fees waived by advisor	(1,396,203)	(4,719,903)
Total expenses after fees waived	199,845	484,875
Net investment income	219,088	948,805

Realized Gain
Net realized gain from investments	7,419	110,794
Net Increase in Net Assets Resulting from Operations	$226,507	$1,059,599

Statements of Changes in Net Assets

	Master Government Securities LLC		Master Treasury LLC
	Year Ended March 31,		Year Ended March 31,
Increase (Decrease) in Net Assets:	2012	2011	2012	2011
Operations
Net investment income	$219,088	$822,210	$948,805	$1,544,906
Net realized gain	7,419	40,397	110,794	162,209
Net increase in net assets resulting from operations	226,507	862,607	1,059,599	1,707,115

Capital Transactions
Proceeds from contributions	5,471,740,795	5,679,330,714	15,223,561,834	12,725,558,637
Fair value of withdrawals	(5,225,509,991)	(5,863,968,369)	(14,704,269,540)	(12,957,269,818)
Net increase (decrease) in net assets derived from capital transactions	246,230,804	(184,637,655)	519,292,294	(231,711,181)

Net Assets
Total increase (decrease) in net assets	246,457,311	(183,775,048)	520,351,893	(230,004,066)
Beginning of year	496,689,469	680,464,517	2,626,224,442	2,856,228,508
End of year	$743,146,780	$496,689,469	$3,146,576,335	$2,626,224,442

See Notes to Financial Statements.

18	ANNUAL REPORT	MARCH 31, 2012

Financial Highlights	Master Government Securities LLC

	Year Ended March 31,
	2012	2011	2010	2009	2008
Total Investment Return
Total investment return	0.04%	0.13%	0.18%	1.05%	4.16%

Ratios to Average Net Assets
Total expenses	0.27%	0.27%	0.26%	0.23%	0.24%
Total expenses after fees waived and paid indirectly	0.03%	0.06%	0.07%	0.20%	0.24%
Net investment income	0.04%	0.13%	0.14%	1.03%	3.99%

Supplemental Data
Net assets, end of year (000)	$743,147	$496,689	$680,465	$1,170,448	$1,308,122

Master Treasury LLC

	Year Ended March 31,
	2012	2011	2010	2009	2008
Total Investment Return
Total investment return	0.03%	0.08%	0.10%	0.98%	3.87%

Ratios to Average Net Assets
Total expenses	0.17%	0.18%	0.17%	0.16%	0.21%
Total expenses after fees waived and paid indirectly	0.02%	0.09%	0.14%	0.16%	0.21%
Net investment income	0.03%	0.06%	0.08%	0.81%	3.42%

Supplemental Data
Net assets, end of year (000)	$3,146,576	$2,626,224	$2,856,229	$5,718,164	$3,486,319

See Notes to Financial Statements.

ANNUAL REPORT	MARCH 31, 2012	19

Notes to Financial Statements	Master Government Securities LLC and Master Treasury LLC

1. Organization and Significant Accounting Policies:

Master Government Securities LLC and Master Treasury LLC (collectively the “Master LLCs” or individually a “Master LLC”) are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and are organized as Delaware limited liability companies. Each Master LLC’s Limited Liability Company Agreement permits the Board of Directors of the Master LLC (the “Board”) to issue non-transferable interests in the Master LLC, subject to certain limitations. The Master LLCs’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Master LLCs:

Valuation: US GAAP defines fair value as the price the Master LLCs would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Master LLCs fair value their financial instruments at market value using independent dealers or pricing services under policies approved by the Board. The Master LLCs’ investments are valued under the amortized cost method, which approximates current market value in accordance with Rule 2a-7 under the 1940 Act. Under this method, investments are valued at cost when purchased and thereafter, a constant proportionate accretion and amortization of any discounts or premiums are recorded until the maturity of the security.

Repurchase Agreements: The Master LLCs may invest in repurchase agreements. In a repurchase agreement, the Master LLCs purchase a security from a counterparty who agrees to repurchase the same security at a mutually agreed upon date and price. On a daily basis, the counter-party is required to maintain collateral subject to the agreement and in value no less than the agreed repurchase amount. The agreements are conditioned upon the collateral being deposited under the Federal Reserve book entry system or held in a segregated account by the Master LLCs' custodian or designated sub-custodians under tri-party repurchase agreements. In the event the counterparty defaults and the fair value of the collateral declines, the Master LLCs could experience losses, delays and costs in liquidating the collateral.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis.

Income Taxes: The Master LLCs are classified as partnerships for federal income tax purposes. As such, each investor in each Master LLC is treated as the owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of that Master LLC. Therefore, no federal income tax provision is required. It is intended that each Master LLC’s assets will be managed so an investor in each Master LLC can satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.

Each Master LLC files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Master LLC’s US federal tax returns remains open for each of the four years ended March 31, 2012. The statutes of limitations on each Master LLC's state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Recent Accounting Standards: Recent Accounting Standards: In May 2011, the Financial Accounting Standards Board (the "FASB") issued amended guidance to improve disclosure about fair value measurements, which will require the following disclosures for fair value measurements categorized as Level 3: quantitative information about the unobservable inputs and assumptions used in the fair value measurement, a description of the valuation policies and procedures and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, the amounts and reasons for all transfers in and out of Level 1 and Level 2 will be required to be disclosed as well as disclosure of the level in the fair value hierarchy of assets and liabilities not recorded at fair value but where fair value is disclosed. The amended guidance is effective for financial statements for fiscal years beginning after December 15, 2011, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Master LLCs’ financial statement disclosures.

In December 2011, the FASB issued guidance that will expand current disclosure requirements on the offsetting of certain assets and liabilities. The new disclosures will be required for investments and derivative financial instruments subject to master netting or similar agreements, which are eligible for offset in the Statements of Assets and Liabilities and will require an entity to disclose both gross and net information about such investments and transactions in the financial statements. The guidance is effective for financial statements with fiscal years beginning on or after January 1, 2013, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Master LLCs’ financial statement disclosures.

20	ANNUAL REPORT	MARCH 31, 2012

Notes to Financial Statements (concluded)	Master Government Securities LLC and Master Treasury LLC

Other: Expenses directly related to a Master LLC are charged to that Master LLC. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods.

The Master LLCs have an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statements of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

2. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. ("PNC") and Barclays Bank PLC ("Barclays") are the largest stockholders of BlackRock, Inc. ("BlackRock"). Due to the ownership structure, PNC is an affiliate for 1940 Act purposes, but Barclays is not.

The Master LLCs entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Master LLCs’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of each Master LLC’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of each Master LLC. For such services, each Master LLC pays the Manager a monthly fee based on a percentage of each Master LLC’s average daily net assets at the following annual rates:

Average Daily Net Assets	Investment Advisory Fee
First $500 million	0.250%
$500 million — $1 billion	0.175%
In excess of $1 billion	0.125%

The Manager voluntarily agreed to waive a portion of the investment advisory fees and/or reimburse operating expenses of each Master LLC to enable the feeders that invest in the Master LLCs, respectively, to maintain minimum levels of net investment income. These amounts are reported in the Statements of Operations as fees waived by advisor.

The Manager entered into a sub-advisory agreement with BlackRock Institutional Management Corporation (“BIMC”), an affiliate of the Manager. The Manager paid BIMC, for services it provided, a monthly fee that was a percentage of the investment advisory fees paid by each Master LLC to the Manager. Effective July 1, 2011, the sub-advisory agreement was terminated.

For the year ended March 31, 2012, the Master LLCs reimbursed the Manager for certain accounting services, which are included in accounting services in the Statements of Operations. The reimbursements were as follows:

Reimbursement to Manager
Master Government Securities LLC	$4,625
Master Treasury LLC	$27,472

Certain officers and/or directors of the Master LLCs are officers and/or directors of BlackRock or its affiliates.

3. Market and Credit Risk:

In the normal course of business, the Master LLCs invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Master LLCs may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Master LLCs; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Master LLCs may be exposed to counterparty credit risk, or the risk that an entity with which the Master LLCs have unsettled or open transactions may fail to or be unable to perform on its commitments. The Master LLCs manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Master LLCs to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Master LLCs' exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Master LLCs' Statements of Assets and Liabilities, less any collateral held by the Master LLCs.

4. Subsequent Events:

Management has evaluated the impact of all subsequent events on each Master LLC through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

ANNUAL REPORT	MARCH 31, 2012	21

Report of Independent Registered Public Accounting Firm	Master Government Securities LLC
and Master Treasury LLC

To the Investors and Boards of Directors of Master Government Securities LLC and Master Treasury LLC:

We have audited the accompanying statements of assets and liabilities of Master Government Securities LLC and Master Treasury LLC (the “Master LLCs”) including the schedules of investments, as of March 31, 2012, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Master LLCs’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Master LLCs are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Master LLCs’ internal control over financial reporting. Accordingly, we express no such opinion.

An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2012, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Master Government Securities LLC and Master Treasury LLC as of March 31, 2012, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Boston, Massachusetts
May 24, 2012

22	ANNUAL REPORT	MARCH 31, 2012

Officers and Directors

Name, Address and Year of Birth	Position(s) Held with Funds/ Master LLCs	Length of Time Served as a Director[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Directors[1]
Ronald W. Forbes 55 East 52nd Street New York, NY 10055 1940	Co-Chairman of the Board and Director	Since 1981 (Fund); 2002 (Master LLC)	Professor Emeritus of Finance, School of Business, State University of New York at Albany since 2000.	33 RICs consisting of 103 Portfolios	None
Rodney D. Johnson 55 East 52nd Street New York, NY 10055 1941	Co-Chairman of the Board and Director	Since 2007	President, Fairmount Capital Advisors, Inc. since 1987; Member of the Archdiocesan Investment Committee of the Archdiocese of Philadelphia since 2004; Director, The Committee of Seventy (civic) since 2006; Director, Fox Chase Cancer Center from 2004 to 2011.	33 RICs consisting of 103 Portfolios	None
David O. Beim 55 East 52nd Street New York, NY 10055 1940	Director	Since 2007	Professor of Professional Practice at the Columbia University Graduate School of Business since 1991; Trustee, Phillips Exeter Academy since 2002; Chairman, Wave Hill, Inc. (public garden and cultural center) from 1990 to 2006.	33 RICs consisting of 103 Portfolios	None
Dr. Matina S. Horner 55 East 52nd Street New York, NY 10055 1939	Director	Since 2007	Executive Vice President of Teachers Insurance and Annuity Association and College Retirement Equities Fund from 1989 to 2003.	33 RICs consisting of 103 Portfolios	NSTAR (electric and gas utility)
Herbert I. London 55 East 52nd Street New York, NY 10055 1939	Director	Since 2007	Professor Emeritus, New York University since 2005; John M. Olin Professor of Humanities, New York University from 1993 to 2005 and Professor thereof from 1980 to 2005; President Emeritus, Hudson Institute (policy research organization) since 2011, President thereof from 1997 to 2011 and Trustee since 1980; Chairman of the Board of Trustees for Grantham University since 2006; Director, InnoCentive, Inc. (strategic solutions company) since 2005; Director, Cerego, LLC (software development and design) since 2005; Director, Cybersettle (dispute resolution technology) since 2009.	33 RICs consisting of 103 Portfolios	AIMS Worldwide, Inc. (marketing)
Cynthia A. Montgomery 55 East 52nd Street New York, NY 10055 1952	Director	Since 1994 (Fund); 2002 (Master LLC)	Professor, Harvard Business School since 1989; Director, McLean Hospital since 2005; Director, Harvard Business School Publishing from 2005 to 2010.	33 RICs consisting of 103 Portfolios	Newell Rubbermaid, Inc. (manufacturing)
Joseph P. Platt 55 East 52nd Street New York, NY 10055 1947	Director	Since 2007	Director, The West Penn Allegheny Health System (a not-for-profit health system) since 2008; Director, Jones and Brown (Canadian insurance broker) since 1998; General Partner, Thorn Partners, LP (private investment) since 1998; Director, WQED Multi-Media (public broadcasting not-for-profit) since 2001; Partner, Amarna Corporation, LLC (private investment company) from 2002 to 2008.	33 RICs consisting of 103 Portfolios	Greenlight Capital Re, Ltd. (reinsurance company)
Robert C. Robb, Jr. 55 East 52nd Street New York, NY 10055 1945	Director	Since 2007	Partner, Lewis, Eckert, Robb and Company (management and financial consulting firm) since 1981.	33 RICs consisting of 103 Portfolios	None
Toby Rosenblatt 55 East 52nd Street New York, NY 10055 1938	Director	Since 2007	President, Founders Investments Ltd. (private investments) since 1999; Director, Forward Management, LLC since 2007; Director, College Access Foundation of California (philanthropic foundation) since 2009; Director, A.P. Pharma, Inc. (specialty pharmaceuticals) from 1983 to 2011; Director, The James Irvine Foundation (philanthropic foundation) from 1998 to 2008.	33 RICs consisting of 103 Portfolios	None

ANNUAL REPORT	MARCH 31, 2012	23

Officers and Directors (continued)

Name, Address and Year of Birth	Position(s) Held with Funds/ Master LLCs	Length of Time Served as a Director[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Directors[1] (concluded)
Kenneth L. Urish 55 East 52nd Street New York, NY 10055 1951	Director	Since 2007	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Chairman Elect of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since 2001; Trustee, The Holy Family Institute from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007.	33 RICs consisting of 103 Portfolios	None
Frederick W. Winter 55 East 52nd Street New York, NY 10055 1945	Director	Since 2007	Professor and Dean Emeritus of the Joseph M. Katz
School of Business, University of Pittsburgh since 2005
			and Dean thereof from 1997 to 2005; Director, Alkon Corporation (pneumatics) since 1992; Director, Tippman Sports (recreation) since 2005; Director, Indotronix International (IT services) from 2004 to 2008.	33 RICs consisting of 103 Portfolios	None
[1] Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. The Board has approved extensions in terms of Directors who turn 72 prior to December 31, 2013.
[2] Date shown is the earliest date a person has served for the Funds/Master LLCs covered by this annual report. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock Funds’/Master LLCs’ boards were realigned and consolidated into three new Fund boards in 2007. As a result, although the chart shows certain Directors as joining the Fund’s/Master LLCs’ board in 2007, each Director first became a member of the board of other legacy MLIM or legacy BlackRock Funds as follows: David O. Beim, 1998; Ronald W. Forbes, 1977; Dr. Matina S. Horner, 2004; Rodney D. Johnson, 1995; Herbert I. London, 1987; Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; Robert C. Robb, Jr., 1998; Toby Rosenblatt, 2005; Kenneth L. Urish, 1999; and Frederick W. Winter, 1999.
Interested Directors[3]
Paul L. Audet 55 East 52nd Street New York, NY 10055 1953	Director	Since 2011	Senior Managing Director of BlackRock and Head of U.S. Mutual Funds since 2011; Chair of the U.S. Mutual Funds Committee reporting to the Global Executive Committee since 2011; Head of BlackRock’s Real Estate business from 2008 to 2011; Member of BlackRock’s Global Operating and Corporate Risk Management Committees and of the BlackRock Alternative Investors Executive Committee and Investment Committee for the Private Equity Fund of Funds business since 2008; Head of BlackRock's Global Cash Management business from 2005 to 2010; Acting Chief Financial Officer of BlackRock from 2007 to 2008; Chief Financial Officer
			of BlackRock from 1998 to 2005.	157 RICs consisting of 280 Portfolios	None
Henry Gabbay 55 East 52nd Street New York, NY 10055 1947	Director	Since 2007	Consultant, BlackRock from 2007 to 2008; Managing Director, BlackRock from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Bond Allocation Target Shares from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	157 RICs consisting of 280 Portfolios	None
3 Mr. Audet is an “interested person,” as defined in the 1940 Act, of the Funds/Master LLCs based on his positions with BlackRock and its affiliates. Mr. Gabbay is an “interested person” of the Funds/Master LLCs based on his former positions with BlackRock and its affiliates as well as his ownership of BlackRock and The PNC Financial Services Group, Inc. securities. Mr. Audet and Mr. Gabbay are also Directors of the BlackRock registered closed-end funds and Directors of other BlackRock registered open-end funds. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

24	ANNUAL REPORT	MARCH 31, 2012

Officers and Directors (concluded)

Name, Address and Year of Birth	Position(s) Held with Funds/Master LLCs	Length of Time Served	Principal Occupation(s) During Past Five Years
Officers[1]
John M. Perlowski 55 East 52nd Street New York, NY 10055 1964	President and Chief Executive Officer	Since 2010	Managing Director of BlackRock since 2009; Global Head of BlackRock Fund Administration since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family
Resource Network (charitable foundation) since 2009.

Richard Hoerner, CFA 55 East 52nd Street New York, NY 10055 1958	Vice President	Since 2009	Managing Director of BlackRock, Inc. since 2000; Co-head of BlackRock’s Cash Management Portfolio Management Group since 2002; Member of the Cash Management Group Executive Committee since 2005.

Brendan Kyne 55 East 52nd Street New York, NY 10055 1977	Vice President	Since 2009	Managing Director of BlackRock since 2010; Director of BlackRock from 2008 to 2009; Head of Product Development and Management for BlackRock’s U.S. Retail Group since 2009 and Co-head thereof from 2007 to 2009; Vice President of BlackRock from 2005 to 2008.

Simon Mendelson 55 East 52nd Street New York, NY 10055 1964	Vice President	Since 2009	Managing Director of BlackRock, Inc. since 2005; Co-head of the Global Cash and Securities Lending Group since 2010; Chief Operating Officer and Head of the Global Client Group for BlackRock's Global Cash Management Business from 2007 to 2010; Head of BlackRock's Strategy and Development Group from 2005 to 2007; Partner of McKinsey & Co. from 1997 to 2005.

Brian Schmidt 55 East 52nd Street New York, NY 10055 1958	Vice President	Since 2009	Managing Director of BlackRock, Inc. since 2004; Various positions with U.S. Trust Company from 1991 to 2003 including Director from 2001 to 2003 and Senior Vice President from 1998 to 2003; Vice President, Chief Financial Officer and Treasurer of Excelsior Funds, Inc., Excelsior Tax-Exempt Funds, Inc. and Excelsior Funds Trust from 2001 to 2003.

Christopher Stavrakos, CFA 55 East 52nd Street New York, NY 10055 1959	Vice President	Since 2009	Managing Director of BlackRock, Inc. since 2006; Co-head of BlackRock’s Cash Management Portfolio Management Group since 2006; Senior Vice President, CIO, and Director of Liability Management for the Securities Lending Group at Mellon Bank from 1999 to 2006.

Neal Andrews 55 East 52nd Street New York, NY 10055 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.

Jay Fife 55 East 52nd Street New York, NY 10055 1970	Treasurer	Since 2007	Managing Director of BlackRock since 2007; Director of BlackRock in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.
Brian Kindelan 55 East 52nd Street New York, NY 10055 1959	Chief Compliance Officer and Anti-Money Laundering Officer	Since 2007	Chief Compliance Officer of the BlackRock-advised funds since 2007; Managing Director and Senior Counsel of BlackRock since 2005.

Ira P. Shapiro 55 East 52nd Street New York, NY 10055 1963	Secretary	Since 2010	Managing Director of BlackRock since 2009; Managing Director and Associate General Counsel of Barclays Global Investors from 2008 to 2009 and Principal thereof from 2004 to 2008.
[1] Officers of the Funds/Master LLCs serve at the pleasure of the Boards.
Further information about the Officers and Directors is available in the Funds’ Statement of Additional Information, which can be obtained without charge by calling (800) 221-7210.

Investment Advisor and Administrator BlackRock Advisors, LLC Wilmington, DE 19809	Custodian and Accounting Agent State Street Bank and Trust Company Boston, MA 02110	Independent Registered Public Accounting Firm Deloitte & Touche LLP Boston, MA 02116	Legal Counsel Sidley Austin LLP New York, NY 10019

	Transfer Agent Financial Data Services, Inc. Jacksonville, FL 32246	Distributor BlackRock Investments, LLC New York, NY 10022	Address of the Funds 100 Bellevue Parkway Wilmington, DE 19809

ANNUAL REPORT	MARCH 31, 2012	25

Additional Information

General Information

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Funds’ website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Funds’ electronic delivery program.

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor to enroll. Please note that not all investment advisors, banks or brokerages may offer this service.

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Transfer Agent at (800) 221-7210.

Availability of Quarterly Schedule of Investments

The Funds/Master LLCs file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’/Master LLCs’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Funds’/Master LLCs’ Forms N-Q may also be obtained upon request and without charge by calling (800) 626-1960.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds/Master LLCs use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 626-1960; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds/Master LLCs voted proxies relating to securities held in the Funds’/Master LLCs’ portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 626-1960 and (2) on the SEC’s website at http://www.sec.gov.

26	ANNUAL REPORT	MARCH 31, 2012

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

ANNUAL REPORT	MARCH 31, 2012	27

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or solicitation of an offer to buy shares of a Fund unless accompanied or preceded by the Fund’s current prospectus. An investment in either of the Funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although each Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a Fund. Total return information assumes reinvestment of all dividends and distributions. Past performance results shown in this report should not be considered a representation of future performance. For current month-end performance information, call (800) 626-1960. Each Fund’s current 7-day yield more closely reflects the current earnings of the Fund than the total returns quoted. Statements and other information herein are as dated and are subject to change.

#BIFGOVTR-3/12-AR

Item 2 – Code of Ethics – Each registrant (or “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, there have been no amendments to or waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 – Audit Committee Financial Expert – Each registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial expert serving on its audit committee and (ii) each audit committee financial expert is independent:
Kenneth L. Urish

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item 4 – Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Funds:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BIF Treasury Fund	$7,100	$7,000	$0	$0	$9,100	$9,100	$0	$0
Master Treasury LLC	$25,400	$25,500	$0	$0	$13,000	$13,000	$0	$0

The following table presents fees billed by D&T that were required to be approved by each registrant’s audit committee (each a “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Fund Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,970,000	$3,030,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

2 The nature of the services includes tax compliance, tax advice and tax planning.

3 Aggregate fees borne by BlackRock in connection with the review of compliance procedures and attestation thereto performed by D&T with respect to all of the registered closed-end funds and some of the registered open-end funds advised by BlackRock.

2

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

Each Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrants on an annual basis require specific pre-approval by the registrant’s Committee. The Committee also must approve other non-audit services provided to the registrants and those non-audit services provided to the Investment Adviser and Fund Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to a registrant which have a direct impact on the operations or financial reporting of the registrants will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the registrant’s Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by either Committee pursuant to the de minimus exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees paid to the accountant for services rendered by the accountant to the registrants, the Investment Adviser and the Fund Service Providers were:
Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BIF Treasury Fund	$9,100	$9,100
Master Treasury LLC	$13,000	$13,000

Additionally, SSAE 16 Review (Formerly, SAS No. 70) fees for the current and previous fiscal years of $2,970,000 and $3,030,000, respectively, were billed by D&T to the Investment Adviser.
(h) Each Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser, and the Fund Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 – Audit Committee of Listed Registrants – Not Applicable

3

Item 6 – Investments
(a) The registrants’ Schedules of Investments are included as part of the Report to Stockholders filed under Item 1 of this Form.
(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 – Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 – Controls and Procedures

11(a) –   The registrants’ principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrants’ disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

11(b) –   There were no changes in the registrants’ internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrants’ internal control over financial reporting.

Item 12 – Exhibits attached hereto

12(a)(1) – Code of Ethics – See Item 2

12(a)(2) – Certifications – Attached hereto

12(a)(3) – Not Applicable

12(b) – Certifications – Attached hereto

4

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, each registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BIF Treasury Fund and Master Treasury LLC

By: /s/ John M. Perlowski

John M. Perlowski

Chief Executive Officer (principal executive officer) of

BIF Treasury Fund and Master Treasury LLC

Date: June 4, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of each registrant and in the capacities and on the dates indicated.

By: /s/ John M. Perlowski

John M. Perlowski

Chief Executive Officer (principal executive officer) of

BIF Treasury Fund and Master Treasury LLC

Date: June 4, 2012

By: /s/ Neal J. Andrews

Neal J. Andrews

Chief Financial Officer (principal financial officer) of

BIF Treasury Fund and Master Treasury LLC

Date: June 4, 2012

5